Q3 2014 SUPPLEMENTAL INFORMATION

Cole Corporate Income Trust, Inc. (CCIT)

Q3 2014 SUPPLEMENTAL INFORMATION
EM 2014 SUPPLEMENTAL INFORMATON

Table of Contents

CCIT Supplemental Information
September 30, 2014

EBITDA and Ratio Analysis	8
Net Operating Income by Property Type	9
Debt Summary	10

Portfolio Metrics	Page(s)
Portfolio Composition by Tenant	11-12
Portfolio Composition by State	13

Portfolio Composition by Tenant Industry	14
Lease Expiration Schedule	15
Portfolio Composition by Property Type	16-17
Top Tenant Descriptions	18-19
Definitions	20-21

This data and other information described herein are as of and for the three-month period ended September 30, 2014, and subsequent events assessed through November 12, 2014, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the management’s discussion and analysis of financial condition and results of operations section contained in CCIT’s Annual Report on Form 10-K for the year ended December 31, 2013 and Quarterly Report on Form 10-Q for the three and nine months ended September 30, 2014.

Forward-Looking Statements
Certain statements contained herein may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). CCIT intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about CCIT’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of CCIT’s performance in future periods. Such forward-looking statements can generally be identified by CCIT’s use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. CCIT makes no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained herein, and does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Factors and risks that could cause actual results to differ materially from expectations are disclosed from time to time in greater detail in CCIT’s filings with the Securities and Exchange Commission including, but not limited to, CCIT’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, as well as CCIT’s press releases.

Q3 2014 SUPPLEMENTAL INFORMATION

Overview: Cole Corporate Income Trust, Inc.

Cole Corporate Income Trust, Inc. (the “Company”) is a	HIGHLIGHTS
Maryland corporation that was formed on April 6, 2010,	Financial Performance[1] — The Company generated
which has elected to be taxed, and currently qualifies, as	revenue of $58.8 million, EBITDA of $41.8 million, and
a real estate investment trust (“REIT”) for federal income	Modified Funds from Operations (MFFO) of $34.3 million
tax purposes. The Company owns and operates a	during the quarter, which represented increases of 3.8%,
diversified portfolio of commercial real estate investments	2.9%, and 1.8%, respectively, from the second quarter of
primarily consisting of single-tenant, income-producing	2014.
necessity corporate office and industrial properties, which
are net-leased to creditworthy tenants and strategically	Real Estate Investments — The Company made $60.8
located throughout the United States. As of September 30, 2014,	million of real estate investments during the quarter,
the Company owned 87 properties comprising	based on purchase price, all of which were acquisitions
approximately 18.3 million rentable square feet of	of industrial properties with a weighted average remaining
commercial space located in 30 states, which were	term of 11.0 years. As of September 30, 2014,
100% leased.	the Company owned $2.7 billion of real estate assets
consisting of $2.0 billion of office properties and $702.1
million of industrial properties, based on purchase price,
with a weighted average remaining lease term of
11.3 years.

Leverage Profile — The Company’s net leverage ratio
was 38% as of September 30, 2014 with over $2.1 billion,
or 79%, of its assets unencumbered. The Company had
$285 million of available borrowings on its Credit
Facility at September 30, 2014.

CCIT/SIR Merger — On August 30, 2014, the Company
entered into an Agreement and Plan of Merger with Select
Income REIT ("SIR"), a Maryland real estate investment
trust, and SC Merger Sub LLC, a Maryland limited liability
company and wholly-owned subsidiary of SIR.

Recent Activity — The Company did not purchase any
properties subsequent to September 30, 2014.

1. See the Definitions section beginning on page 20 for a description of the Company’s non-GAAP measures and pages 7 and 8 for GAAP reconciliations.

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Q3 2014 SUPPLEMENTAL INFORMATION

Financial Summary
(dollars in thousands, except per share amounts)

FINANCIAL RESULTS	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Revenue	$58,771	$56,597	$53,478	$39,118	$25,589
Net Operating Income (NOI)[1]	$48,810	$47,398	$44,919	$32,162	$21,148
EBITDA[1]	$41,763	$40,585	$38,656	$26,749	$17,036

Distributions paid per common share	$0.16	$0.16	$0.16	$0.16	$0.16

Funds from operations (FFO)[1]	$29,939	$29,097	$29,722	$(2,743)	$2,169
FFO per diluted share	$0.15	$0.15	$0.15	$(0.01)	$0.02

Modified funds from operations (MFFO)[1]	$34,340	$33,741	$32,132	$21,640	$13,923
MFFO per diluted share	$0.17	$0.17	$0.17	$0.11	$0.13

Adjusted funds from operations (AFFO)[1]	$29,957	$29,009	$26,623	$17,140	$10,637
AFFO per diluted share	$0.15	$0.15	$0.14	$0.09	$0.10

PORTFOLIO STATISTICS
Equity raised by quarter	$12,929	$19,339	$18,676	$261,192	$1,070,705
Leverage ratio, net of cash	36.9%	35.6%	31.9%	29.3%	—%
Adjusted fixed charge coverage ratio	5.6 x	5.9 x	5.9 x	5.2 x	5.5 x
Weighted average remaining lease term	11.3	11.5	11.8	12.2	11.5
Weighted Average Portfolio Credit Rating[1]	BBB+	BBB+	BBB+	BBB+	BBB+

PROPERTY INVESTMENTS
Office by quarter	$—	$118,371	$86,192	$808,067	$218,702
Industrial by quarter	60,772	43,250	10,992	147,718	265,101
Total base purchase price	$60,772	$161,621	$97,184	$955,785	$483,803

Portfolio Straight Line Rental Revenue by Property Type	Portfolio Investments at Cost

1. See the Definitions section beginning on page 20 for a description of the Company’s non-GAAP measures and pages 7, 8 and 21 for GAAP reconciliations.

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Q3 2014 SUPPLEMENTAL INFORMATION

Balance Sheets
(in thousands)

ASSETS	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
Investment in real estate assets:
Land	$305,996	$301,666	$278,000	$266,088	$183,411
Building and improvements	2,095,652	2,044,654	1,916,655	1,840,941	1,079,395
Intangible lease assets	311,057	304,549	285,823	275,420	163,420
Total real estate investments, at cost	2,712,705	2,650,869	2,480,478	2,382,449	1,426,226
Less: accumulated depreciation and amortization	(98,637)	(76,852)	(56,069)	(36,224)	(21,917)
Total investments in real estate, net	2,614,068	2,574,017	2,424,409	2,346,225	1,404,309

Cash and cash equivalents	29,057	18,206	17,985	64,073	258,401
Restricted cash	6,257	4,900	3,898	4,853	18,015
Rents and tenant receivables	33,004	28,398	21,110	14,388	8,212
Derivative asset, prepaid expenses,
and other assets	4,242	2,489	6,623	4,654	3,846
Deferred financing costs, net	10,102	10,834	10,814	11,484	5,293
Total assets	$2,696,730	$2,638,844	$2,484,839	$2,445,677	$1,698,076

LIABILITIES AND STOCKHOLDERS' EQUITY
Credit facility and notes payable	$1,012,616	$945,616	$796,616	$752,616	$196,760
Accounts payable and accrued expenses	17,013	13,944	12,096	12,921	9,429
Escrowed investor proceeds	—	—	—	—	15,705
Due to affiliates	532	2,238	429	2,321	6,491
Acquired below market lease intangibles, net[1]	44,397	44,601	33,775	34,435	27,337
Distributions payable	10,568	10,507	10,755	10,650	7,654
Deferred rental income and other liabilities	12,233	12,076	12,966	10,877	5,767
Total liabilities	1,097,359	1,028,982	866,637	823,820	269,143

Redeemable common stock and noncontrolling
interest	79,636	68,881	51,005	33,272	13,838

Common stock	1,978	1,967	1,948	1,929	1,668
Capital in excess of par value	1,696,276	1,696,287	1,696,344	1,696,395	1,477,968
Accumulated distributions in excess of earnings	(180,512)	(156,522)	(133,236)	(111,977)	(63,982)
Accumulated other comprehensive income (loss)	1,993	(751)	2,141	2,238	(559)
Total stockholders' equity	1,519,735	1,540,981	1,567,197	1,588,585	1,415,095
Total liabilities and stockholders' equity	$2,696,730	$2,638,844	$2,484,839	$2,445,677	$1,698,076

1. Acquired below market leases are presented net of accumulated amortization expenses of $4,580, $3,570, $2,603, $1,943, and $1,205 for Q3 2014, Q2 2014, Q1 2014, Q4 2013, and Q3 2013, respectively.

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Q3 2014 SUPPLEMENTAL INFORMATION

Statements of Operations
(in thousands, except share and per share amounts)

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
REVENUES
Rental and other property income	$49,883	$48,213	$45,737	$33,067	$21,992
Tenant reimbursement income	8,888	8,384	7,741	6,051	3,597
Total revenue	58,771	56,597	53,478	39,118	25,589

EXPENSES
General and administrative expenses	1,794	1,865	1,539	2,332	1,746
Property operating expenses	9,961	9,199	8,559	6,956	4,441
Advisory fees and expenses	5,131	4,916	4,713	3,604	2,387
Acquisition and merger-related expenses	4,401	4,644	2,410	24,383	11,754
Depreciation	15,269	14,590	14,053	10,048	7,028
Amortization	6,347	6,025	5,803	4,098	2,854
Total operating expenses	42,903	41,239	37,077	51,421	30,210

OPERATING INCOME (LOSS)	15,868	15,358	16,401	(12,303)	(4,621)

Other income (expense):
Interest and other income	21	13	47	506	21
Interest expense	(7,442)	(6,844)	(6,524)	(5,109)	(3,113)
Total other expense:	(7,421)	(6,831)	(6,477)	(4,603)	(3,092)
Net income (loss)	8,447	8,527	9,924	(16,906)	(7,713)
Net income (loss) allocated to noncontrolling interest	54	45	58	(17)	—
Net income (loss) attributable to the Company	$8,393	$8,482	$9,866	$(16,889)	$(7,713)

Weighted average number of common shares outstanding:
Basic and diluted	197,657,793	196,045,136	194,185,622	189,782,209	107,828,254

Net income (loss) per common share:
Basic and diluted	$0.04	$0.04	$0.05	$(0.09)	$(0.07)

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Q3 2014 SUPPLEMENTAL INFORMATION

FFO, MFFO, AFFO, and Per Share Information
(in thousands, except share and per share amounts)

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
FUNDS FROM OPERATIONS
Net income (loss) attributable to the Company	$8,393	$8,482	$9,866	$(16,889)	$(7,713)
Depreciation and amortization	21,546	20,615	19,856	14,146	9,882
Funds from operations (FFO)[1]:	29,939	29,097	29,722	(2,743)	2,169

Acquisition and merger-related expenses	4,401	4,644	2,410	24,383	11,754
Modified funds from operations (MFFO)[1]:	34,340	33,741	32,132	21,640	13,923

Above market lease amortization	168	169	(12)	161	132
Below market lease amortization	(1,011)	(966)	(660)	(739)	(478)
Straight-line rent	(4,272)	(4,665)	(5,511)	(4,594)	(3,384)
Amortization of deferred financing costs	732	730	674	672	444
Adjusted funds from operations (AFFO)[1]:	$29,957	$29,009	$26,623	$17,140	$10,637

Weighted average number of common shares outstanding:	197,657,793	196,045,136	194,185,622	189,782,209	107,828,254

Distributions declared	$32,382	$31,768	$31,125	$31,106	$17,745
Distributions paid	$32,321	$32,016	$31,020	$28,110	$13,004

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
PER SHARE INFORMATION
FFO per basic and diluted share	$0.15	$0.15	$0.15	$(0.01)	$0.02

MFFO per basic and diluted share	$0.17	$0.17	$0.17	$0.11	$0.13

AFFO per basic and diluted share	$0.15	$0.15	$0.14	$0.09	$0.10

1. See the Definitions section beginning on page 20 for a description of the Company’s non-GAAP measures.

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Q3 2014 SUPPLEMENTAL INFORMATION

EBITDA and Ratio Analysis
(dollars in thousands)

	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
EBITDA[1]
Net income (loss) attributable to the Company	$8,393	$8,482	$9,866	$(16,889)	$(7,713)
Acquisition and merger-related expenses	4,401	4,644	2,410	24,383	11,754
Depreciation and amortization	21,546	20,615	19,856	14,146	9,882
Interest expense	7,423	6,844	6,524	5,109	3,113
EBITDA	$41,763	$40,585	$38,656	$26,749	$17,036

INTEREST COVERAGE RATIO
Interest expense	$7,423	$6,844	$6,524	$5,109	$3,113
EBITDA	41,763	40,585	38,656	26,749	17,036
Interest coverage ratio	5.6 x	5.9 x	5.9 x	5.2 x	5.5 x

FIXED CHARGE COVERAGE RATIO
Total interest	$7,423	$6,844	$6,524	$5,109	$3,113
Secured debt principal amortization	—	—	—	—	—
Total fixed charges	7,423	6,844	6,524	5,109	3,113
EBITDA	41,763	40,585	38,656	26,749	17,036
Fixed charge coverage ratio	5.6 x	5.9 x	5.9 x	5.2 x	5.5 x

NET DEBT TO EBITDA RATIO
Total debt	$1,012,616	$945,616	$796,616	$752,616	$196,760
Less: cash and cash equivalents	(29,057)	(18,206)	(17,985)	(64,073)	(258,401)
Net debt	983,559	927,410	778,631	688,543	(61,641)
EBITDA annualized	167,052	162,340	154,624	106,996	68,144
Net debt to EBITDA ratio	5.9 x	5.7 x	5.0 x	6.4 x	0.0 x

NET TOTAL CONSOLIDATED LEVERAGE RATIO
Net debt	$983,559	$927,410	$778,631	$688,543	$(61,641)
Real estate assets, gross	2,663,728	2,602,698	2,444,100	2,346,071	1,397,684
Net debt leverage ratio	36.9%	35.6%	31.9%	29.3%	—%

GROSS TOTAL CONSOLIDATED LEVERAGE RATIO
Total debt	$1,012,616	$945,616	$796,616	$752,616	$196,760
Real estate assets, gross	2,663,728	2,602,698	2,444,100	2,346,071	1,397,684
Total debt leverage ratio	38.0%	36.3%	32.6%	32.1%	14.1%

UNENCUMBERED ASSETS/TOTAL ASSETS
Unencumbered real estate assets, gross	$2,108,333	$2,045,636	$1,887,036	$1,790,715	$1,019,884
Real estate assets, gross	2,663,728	2,602,698	2,444,100	2,346,071	1,397,684
Unencumbered assets/total assets	79.1%	78.6%	77.2%	76.3%	73%

1.See the Definitions section beginning on page 20 for a description of the Company's non-GAAP measures.

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Q3 2014 SUPPLEMENTAL INFORMATION

Net Operating Income by Property Type
(in thousands)
	Q3 2014	Q2 2014	Q1 2014	Q4 2013	Q3 2013
REVENUES
Office	$46,301	$44,896	$41,910	$30,219	$19,504
Industrial	12,470	11,701	11,568	8,899	6,085
Total revenue	$58,771	$56,597	$53,478	$39,118	$25,589

PROPERTY OPERATING EXPENSES
Office	$9,158	$8,385	$7,590	$6,317	$4,364
Industrial	803	814	969	639	77
Total property operating expenses	$9,961	$9,199	$8,559	$6,956	$4,441

NOI[1]
Office	$37,143	$36,511	$34,320	$23,902	$15,140
Industrial	11,667	10,887	10,599	8,260	6,008
Total NOI	$48,810	$47,398	$44,919	$32,162	$21,148

1.See the Definitions section beginning on page 20 for a description of the Company's non-GAAP measures and page 21 for GAAP reconciliation.

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Q3 2014 SUPPLEMENTAL INFORMATION

Debt Summary
(dollars in thousands)

			Weighted	Weighted
	Minimum	Maximum	Average	Average Years	Debt
	Interest Rate	Interest Rate	Interest Rate	to Maturity	Balance[1]
Fixed rate debt	3.55%	4.85%	3.87%	7.3	$257,511
Variable rate debt	1m LIBOR + 1.40%	1m LIBOR + 1.40%	1.59%	2.2	40,233
Unsecured credit facility - term loan	3.03%	3.03%	3.03%	4.1	300,000
Unsecured credit facility - revolving line of credit	1m LIBOR + 1.60%	1m LIBOR + 2.40%	1.75%	3.1	415,000
Total					$1,012,744

Debt Detail
(dollars in thousands)

	Property	Contractual	Years to		Debt
	Purchase Price	Maturity Date	Maturity	Interest Rate	Balance[1]
VARIABLE RATE DEBT
Primerica GA - Duluth	$73,150	12/19/2016	2.2	1.6%	$40,234

FIXED RATE DEBT
Dr.Pepper/Snapple IL - Harvey	3,896	6/1/2019	4.6	4.5%	2,000
Safelite AutoGlass OH - Columbus	4,700	6/1/2019	4.6	4.5%	2,400
Hillshire Brands-HQ IL - Chicago	97,500	6/1/2023	8.7	3.7%	50,000
Amazon VA - Chesterfield	81,250	11/1/2020	6.1	4.0%	48,750
F5 Networks WA - Seattle	142,500	5/1/2023	8.6	3.6%	71,000
Toro DC IA - Ankeny	22,470	7/19/2020	5.8	3.9%	12,360
Mini-Med Medtronic TX - San Antonio	32,850	7/1/2016	1.8	4.7%	18,000
Allergan/SkinMedica CA - Carlsbad	23,500	10/1/2022	7.5	4.9%	12,000
PNC Bank PA - Philadelphia	74,650	8/3/2020	5.8	4.2%	41,000

CREDIT FACILITY - UNSECURED
Unsecured credit facility - term loan	1,380,853	10/25/2018	4.1	3.0%	300,000
Unsecured credit facility - revolving line of credit	–	10/25/2017	3.1	1.75%	415,000
Total	$1,937,319		4.3	2.2%	$1,012,744

Debt Maturity Schedule
(dollars in thousands)

1. The debt balance reflects the face amount of notes payable. As of September 30, 2014, the fair value adjustment, net of amortization, of mortgage notes assumed was $127,000.

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Q3 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant
(dollars in thousands, sorted by rental revenue)

		% of Total	Annualized	% of Total		% of Total
	Purchase	Purchase	Straight Line	Rental	Square	Square	# of	Credit
Tenant	Price	Price	Rental Revenue[1]	Revenue	Feet	Feet	Leases	Rating[1]
Amazon	$213,553	8.0%	$14,272	7.2%	3,048,672	16.7%	3	S&P: AA-
Tesoro	194,318	7.2%	13,717	6.9%	618,017	3.4%	1	S&P: BB+
F5	142,500	5.3%	9,814	4.9%	299,643	1.6%	2	Not Rated
Noble Energy	114,750	4.3%	7,871	4.0%	497,477	2.7%	1	S&P: BBB
FedEx	94,849	3.5%	6,872	3.5%	794,674	4.4%	14	S&P: BBB
Hillshire Brands Company	97,500	3.6%	6,221	3.1%	233,869	1.3%	1	S&P: BBB
Allstate Insurance	85,143	3.2%	5,949	3.0%	458,338	2.5%	1	S&P: A-
Church & Dwight Co.	86,500	3.2%	5,752	2.9%	250,086	1.4%	1	S&P: BBB+
PNC Bank	74,650	2.8%	5,555	2.8%	441,000	2.4%	1	S&P: A
Restoration Hardware	74,100	2.8%	5,285	2.7%	1,194,744	6.5%	1	Not Rated
Top 10 Tenants Sub-Total	$1,177,863	43.9%	$81,308	41.0%	7,836,520	42.9%	26

Sanofi US	$72,315	2.7%	$5,119	2.6%	205,439	1.1%	1	S&P: AA
Primerica	73,150	2.7%	5,035	2.5%	344,476	1.9%	1	S&P: A-
ServiceNow	63,278	2.4%	4,626	2.3%	148,866	0.8%	2	Not Rated
Compass Group USA	33,652	1.3%	4,131	2.1%	226,657	1.2%	2	Not Rated
American Tire Distributors	46,574	1.7%	4,058	2.0%	693,880	3.8%	5	S&P: B
BJ's Wholesale Club	48,673	1.8%	3,922	2.0%	633,836	3.5%	1	S&P: B-
Evonik	32,352	1.2%	3,903	2.0%	150,500	0.8%	1	Not Rated
CSG International	45,300	1.7%	3,900	2.0%	202,566	1.1%	1	S&P: BB
Express Scripts	51,267	1.9%	3,896	2.0%	219,644	1.2%	1	S&P: BBB+
Arris Enterprises Inc.	46,587	1.8%	3,674	1.8%	131,680	0.7%	1	S&P: BB-
Men's Wearhouse	51,250	1.9%	3,638	1.8%	206,362	1.1%	1	Not Rated
Advance Bionics	44,000	1.6%	3,477	1.7%	146,385	0.8%	1	Not Rated
Magellan Health	45,800	1.7%	3,454	1.7%	232,521	1.3%	1	S&P: BBB-
DuPont Pioneer	44,685	1.7%	3,222	1.6%	198,554	1.1%	1	S&P: A
Red Hat	44,700	1.7%	3,180	1.6%	175,000	1.0%	1	S&P: BBB
Energizer Holdings/Exel	43,250	1.6%	3,025	1.5%	945,023	5.2%	1	S&P: BBB-
AT&T	40,017	1.5%	2,875	1.4%	425,224	2.3%	2	S&P: A-
MiniMed	32,850	1.2%	2,755	1.4%	145,025	0.8%	1	S&P: AA-
Avnet	36,180	1.4%	2,629	1.3%	581,678	3.3%	1	S&P: BBB-
United Launch Alliance	32,550	1.2%	2,486	1.3%	167,917	0.9%	1	Not Rated
Acxiom Corporation	36,125	1.4%	2,464	1.2%	62,721	0.3%	1	S&P: BB
Lattice Semiconductor	33,000	1.2%	2,446	1.2%	98,874	0.5%	1	Not Rated
Duke University Health System	32,700	1.2%	2,418	1.2%	126,225	0.7%	1	S&P: AA
General Mills	26,260	1.0%	2,179	1.1%	158,497	0.9%	1	S&P: BBB+
Secret Service	29,700	1.1%	2,164	1.1%	78,634	0.4%	1	S&P: AA+
TGS-NOPEC	29,937	1.1%	2,148	1.1%	97,295	0.5%	1	Not Rated
McKesson Corporation	27,700	1.0%	1,866	0.9%	450,163	2.5%	1	S&P: BBB+
Elizabeth Arden	23,500	0.9%	1,840	0.9%	399,182	2.2%	1	S&P: BB-
SkinMedica	23,500	0.9%	1,767	0.9%	81,712	0.4%	1	S&P: A+
DeVry University	23,030	0.9%	1,719	0.9%	122,646	0.7%	1	Not Rated
Harvard Vanguard	24,366	0.9%	1,710	0.9%	49,250	0.3%	1	Not Rated
Toro	22,470	0.9%	1,593	0.8%	450,139	2.5%	1	S&P: BBB
Orchard Supply	18,700	0.7%	1,590	0.8%	75,621	0.4%	1	Not Rated
AON	22,572	0.8%	1,574	0.8%	222,717	1.2%	1	S&P: A-
Caremark	18,880	0.7%	1,387	0.7%	99,734	0.5%	1	S&P: BBB+
HCA Patient Account Services	15,483	0.6%	1,371	0.7%	94,137	0.5%	1	S&P: B+

1. See the Definitions section beginning on page 20.

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Q3 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant (cont.)
(dollars in thousands, sorted by rental revenue)

		% of Total	Annualized	% of Total		% of Total
	Purchase	Purchase	Straight Line	Rental	Square	Square	# of	Credit
Tenant	Price	Price	Rental Revenue[1]	Revenue	Feet	Feet	Leases	Rating[1]
Boise Paper Holdings	$18,390	0.7%	$1,328	0.7%	393,971	2.2%	1	S&P: BB
Trex	16,100	0.6%	1,261	0.6%	337,500	1.8%	1	Not Rated
C.R. Bard	14,420	0.5%	1,183	0.6%	82,257	0.5%	1	S&P: A
HD Supply	11,250	0.4%	1,060	0.5%	62,812	0.3%	1	S&P: B
L-3 Communications	14,050	0.5%	1,028	0.5%	182,630	1.0%	1	S&P: BBB-
Lonza America, Inc.	9,315	0.3%	1,019	0.5%	63,659	0.3%	1	Not Rated
Beltone	12,750	0.5%	932	0.5%	48,911	0.3%	1	Not Rated
Holy Spirit Hospital	11,650	0.4%	905	0.5%	30,408	0.2%	1	S&P: BBB+
Lend Lease	5,927	0.2%	889	0.4%	39,921	0.2%	1	Not Rated
Honeywell	10,400	0.4%	754	0.4%	60,044	0.3%	1	S&P: A
Fresenius Medical Care	8,472	0.3%	730	0.4%	40,575	0.2%	6	S&P: BB+
Bestronics	8,000	0.3%	615	0.3%	71,750	0.4%	1	Not Rated
PPG	4,435	0.2%	469	0.2%	30,304	0.2%	1	Not Rated
Safelite AutoGlass	4,700	0.2%	432	0.2%	41,792	0.2%	1	Not Rated
United States Postal Service	2,592	0.1%	419	0.2%	17,461	0.1%	1	Not Rated
Texas Health Presbyterian	5,500	0.2%	418	0.2%	16,605	0.1%	1	Not Rated
Stantec	3,500	0.1%	316	0.2%	19,001	0.1%	1	Not Rated
Dr. Pepper/Snapple	3,896	0.1%	304	0.2%	40,410	0.2%	1	S&P: BBB+
Davita Dialysis	2,047	0.1%	165	0.1%	6,849	0.1%	1	Not Rated
Total	$2,681,609	100%	$198,779	100%	18,272,160	100%	93

Tenant Composition as a % of Total Rental	Tenant Investment Grade Rating Composition
Revenue	as a % of Total Revenue

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 12

Q3 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by State
(dollars in thousands, sorted by rental revenue)

		% of Total	Annualized	% of Total		% of Total
	Purchase	Purchase	Straight Line	Rental	Square	Square
State	Price	Price	Rental Revenue[1]	Revenue	Feet	Feet
Texas	$596,594	22.2%	$42,995	21.6%	2,810,771	15.4%
California	276,689	10.3%	20,976	10.6%	836,610	4.6%
New Jersey	239,840	8.9%	18,697	9.4%	1,239,861	6.8%
Washington	142,500	5.3%	9,814	4.9%	299,643	1.6%
Illinois	139,018	5.2%	9,204	4.6%	584,267	3.2%
Virginia	132,450	4.9%	8,943	4.5%	1,865,626	10.2%
South Carolina	116,903	4.4%	8,149	4.1%	2,021,177	11.1%
North Carolina	77,021	2.9%	8,036	4.0%	442,863	2.4%
Missouri	99,426	3.7%	7,522	3.8%	468,262	2.6%
Colorado	95,701	3.6%	7,151	3.6%	896,955	4.9%
Top 10 States Sub-Total	$1,916,143	71.4%	$141,487	71.1%	11,466,035	62.8%

Georgia	$86,900	3.2%	$6,523	3.3%	438,439	2.4%
Pennsylvania	86,300	3.2%	6,460	3.2%	471,408	2.6%
Maryland	74,100	2.8%	5,285	2.7%	1,194,744	6.5%
Massachusetts	69,066	2.6%	4,890	2.5%	224,250	1.2%
Nebraska	56,300	2.1%	4,849	2.4%	396,326	2.2%
Iowa	67,155	2.5%	4,814	2.4%	648,693	3.6%
Tennessee	69,050	2.6%	4,666	2.3%	1,016,281	5.6%
Ohio	60,665	2.3%	4,628	2.4%	867,616	4.7%
Arizona	56,330	2.1%	4,289	2.2%	304,637	1.7%
Michigan	26,260	0.9%	2,179	1.1%	158,497	0.9%
Florida	29,700	1.1%	2,164	1.1%	78,634	0.4%
Louisiana	24,477	0.9%	2,059	1.0%	225,910	1.2%
Nevada	16,100	0.6%	1,261	0.6%	337,500	1.8%
Utah	12,750	0.5%	906	0.5%	150,300	0.8%
New York	9,639	0.4%	835	0.4%	125,000	0.7%
Arkansas	5,888	0.2%	421	0.2%	64,211	0.4%
Idaho	5,170	0.2%	370	0.2%	33,394	0.2%
North Dakota	4,308	0.2%	310	0.2%	24,310	0.1%
Oklahoma	2,800	0.1%	200	0.1%	24,313	0.1%
Minnesota	2,508	0.1%	183	0.1%	21,662	0.1%
Totals	$2,681,609	100.0%	$198,779	100.0%	18,272,160	100.0%

Portfolio Composition by State
as % of Total Revenue

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 13

Q3 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by Tenant Industry
(dollars in thousands, sorted by rental revenue)

		% of Total	Annualized	% of Total
	Purchase	Purchase	Straight Line	Rental	Square	% of Total	# of
Tenant Industry	Price	Price	Rental Revenue[1]	Revenue	Feet	Square Feet	Leases
Manufacturing	$427,575	15.9%	$32,316	16.3%	2,412,424	13.2%	11
Healthcare	401,748	15.0%	30,677	15.4%	1,919,855	10.5%	23
Mining and natural resources	339,004	12.6%	23,737	11.9%	1,212,789	6.6%	3
Technology	264,204	9.9%	18,631	9.4%	805,458	4.4%	5
Retail - Wholesale	236,023	8.8%	15,865	8.0%	3,498,811	19.1%	4
Professional services - Other	155,399	5.8%	13,905	7.0%	846,014	4.6%	9
Professional services - Financial	147,800	5.5%	10,590	5.3%	785,476	4.3%	2
Shipping/delivery/warehousing	109,995	4.1%	8,236	4.1%	897,896	4.9%	16
Professional services - Insurance	85,143	3.2%	5,949	3.0%	458,338	2.5%	1
Retail - Home furnishings	74,100	2.8%	5,285	2.7%	1,194,744	6.5%	1
Retail - Vehicle sales/parts/svc	51,274	1.9%	4,490	2.3%	735,672	4.0%	6
Retail - Warehouse clubs	48,673	1.8%	3,922	2.0%	633,836	3.5%	1
Retail - Drugstores and pharmacies	51,267	1.9%	3,896	2.0%	219,644	1.2%	1
Retail - Clothing and accessories	51,250	1.9%	3,638	1.8%	206,362	1.1%	1
Agriculture	44,685	1.7%	3,222	1.6%	198,554	1.1%	1
Retail - Specialty	43,250	1.6%	3,025	1.5%	945,023	5.2%	1
Information and communications	40,017	1.5%	2,874	1.4%	425,224	2.3%	2
Retail - Electronics	36,180	1.3%	2,629	1.3%	581,678	3.2%	1
Government and non-profit	32,292	1.2%	2,583	1.3%	96,095	0.5%	2
Education	23,030	0.9%	1,719	0.9%	122,646	0.7%	1
Retail - Home improvement/garden	18,700	0.7%	1,590	0.8%	75,621	0.4%	1
Total	$2,681,609	100.0%	$198,779	100.0%	18,272,160	100%	93

Tenant Industry as a % of Total Rental Revenue

1. See the Definitions section beginning on page 20.

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Q3 2014 SUPPLEMENTAL INFORMATION

Lease Expiration Schedule
(dollars in thousands)

Expiration Year
	Total	2014	2015	2016	2017	2018	2019	2020	2021	2022	2023	Thereafter
OFFICE
Number of leases	59	1	1	1	1	1	2	1	—	11	6	34
Annualized rental income	$147,898	$16	$469	$419	$889	$1,387	$1,798	$2,755	$—	$15,571	$9,701	$114,892

INDUSTRIAL
Number of leases	34	—	—	—	—	—	1	2	—	6	12	13
Annualized rental income	$50,881	$—	$—	$—	$—	$—	$180	$1,839	$—	$3,584	$9,249	$36,029

TOTAL NUMBER OF LEASES	93	1	1	1	1	1	3	3	—	17	18	47
TOTAL RENTAL INCOME	$198,779	$16	$469	$419	$889	$1,387	$1,978	$4,594	$—	$19,155	$18,950	$150,921

% of Total	100.0%	0.0%	0.2%	0.2%	0.5%	0.7%	1.0%	2.4%	—%	9.6%	9.5%	75.9%
Cumulative Total		0.0%	0.2%	0.4%	0.9%	1.6%	2.6%	5.0%	5.0%	14.6%	24.1%	100%

Lease Expiration Schedule as a % of Total Rental
Revenue

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 15

Q3 2014 SUPPLEMENTAL INFORMATION

Portfolio Composition by Property Type
(dollars in thousands, sorted by acquisition date)

					Total	% of Total	Square Feet			Remaining	Annualized
	Property		Acquisition	Number of	Purchase	Purchase			Year	Lease Term	Straight Line
Property Name	Type	State	Date	Properties	Price	Price		Occupancy	Built	(Years)	Rental Revenue[1]
Office:
MiniMed	Office	Texas	6/30/2011	1	$32,850	1.2%	145,025	100%	2009	6.1	$2,755
Safelite AutoGlass	Office	Ohio	4/30/2012	1	4,700	0.2%	41,792	100%	1999	7.7	432
United Launch Alliance	Office	Colorado	7/31/2012	1	32,550	1.2%	167,917	100%	2000	7.9	2,486
HCA Patient Account Services	Office	Texas	9/27/2012	1	15,483	0.6%	94,137	100%	1999	7.4	1,371
Honeywell	Office	South Carolina	11/30/2012	1	10,400	0.4%	60,044	100%	2007	8.0	754
Coliseum Centre	Office	North Carolina	12/19/2012	1	42,171	1.6%	284,039	100%	1990	8.0	5,439
Fresenius Medical Care	Office	Louisiana	1/18/2013	1	1,112	—%	5,900	100%	2001	8.3	96
Fresenius Medical Care	Office	Louisiana	1/18/2013	1	1,008	—%	6,083	100%	2002	8.3	90
Fresenius Medical Care	Office	Louisiana	1/18/2013	1	1,218	—%	7,350	100%	2005	8.3	103
Fresenius Medical Care	Office	Louisiana	1/18/2013	1	1,536	0.1%	8,000	100%	2000	8.3	132
Fresenius Medical Care	Office	Louisiana	1/18/2013	1	1,432	0.1%	5,882	100%	2000	8.3	124
Fresenius Medical Care	Office	Louisiana	1/18/2013	1	2,167	0.1%	7,360	100%	2007	8.3	184
PNC Bank	Office	Pennsylvania	3/13/2013	1	74,650	2.8%	441,000	100%	2000	10.3	5,555
F5	Office	Washington	4/8/2013	1	142,500	5.3%	299,643	100%	2000	7.8	9,814
Evonik	Office	New Jersey	4/23/2013	1	32,352	1.2%	150,500	100%	1985	9.2	3,903
Sanofi US	Office	New Jersey	4/26/2013	1	72,315	2.7%	205,439	100%	2011	11.8	5,119
Stantec	Office	California	4/30/2013	1	3,500	0.1%	19,001	100%	1991	8.4	316
Hillshire Brands Company	Office	Illinois	5/17/2013	1	97,500	3.6%	233,869	100%	1947	13.4	6,221
HD Supply	Office	Texas	5/21/2013	1	11,250	0.4%	62,812	100%	2005	10.8	1,060
Harvard Vanguard	Office	Massachusetts	6/12/2013	1	24,366	0.9%	49,250	100%	2013	15.8	1,710
Men's Wearhouse	Office	Texas	6/24/2013	1	51,250	1.9%	206,362	100%	2006	12.9	3,638
Texas Health Presbyterian	Office	Texas	6/27/2013	1	5,500	0.2%	16,605	100%	2013	8.8	418
Allstate Insurance	Office	Texas	6/27/2013	1	85,143	3.2%	458,338	100%	1990	10.8	5,949
Duke University Health System	Office	North Carolina	8/5/2013	1	32,700	1.2%	126,225	100%	2010	9.9	2,418
AT&T	Office	Texas	8/8/2013	1	19,500	0.7%	190,690	100%	1998	10.9	1,401
Bestronics	Office	California	9/10/2013	1	8,000	0.3%	71,750	100%	1996	4.4	615
Acxiom Corporation	Office	California	9/10/2013	1	36,125	1.3%	62,721	100%	2008	11.2	2,464
Devry University	Office	Arizona	9/10/2013	1	23,030	0.9%	122,646	100%	1983	9.7	1,719
Caremark	Office	Arizona	9/10/2013	1	18,880	0.7%	99,734	100%	2000	4.3	1,387
C.R. Bard	Office	Arizona	9/10/2013	1	14,420	0.5%	82,257	100%	1981	4.5	1,183
Orchard Supply	Office	California	9/20/2013	1	18,700	0.7%	75,621	100%	1984	12.1	1,590
CSG International	Office	Nebraska	9/30/2013	1	45,300	1.7%	202,566	100%	2012	10.0	3,900
Davita Dialysis	Office	Texas	9/30/2013	1	2,047	0.1%	6,849	100%	1977	11.8	165
Noble Energy	Office	Texas	10/11/2013	1	114,750	4.3%	497,477	100%	1998	13.6	7,871
FedEx	Office	Colorado	11/1/2013	1	30,050	1.1%	155,808	100%	2001	10.1	2,156
TGS-NOPEC	Office	Texas	11/1/2013	1	29,937	1.1%	97,295	100%	2013	11.0	2,148
Lattice Semiconductor	Office	California	11/8/2013	1	33,000	1.2%	98,874	100%	1985	12.0	2,446
Beltone	Office	Illinois	11/12/2013	1	12,750	0.6%	48,911	100%	2005	9.3	932
Magellan Health	Office	Missouri	11/13/2013	1	45,800	1.8%	232,521	100%	2003	10.4	3,454
ServiceNow	Office	California	11/15/2013	1	63,278	2.4%	148,866	100%	1982	9.6	4,626
Tesoro	Office	Texas	12/9/2013	1	194,318	7.2%	618,017	100%	2008	14.7	13,717
SkinMedica	Office	California	12/17/2013	1	23,500	0.9%	81,712	100%	1998	12.6	1,767
Primerica	Office	Georgia	12/19/2013	1	73,150	2.7%	344,476	100%	2013	13.8	5,035
Holy Spirit Hospital	Office	Pennsylvania	12/19/2013	1	11,650	0.4%	30,408	100%	2013	13.5	905
DuPont Pioneer	Office	Iowa	12/19/2013	1	44,685	1.7%	198,554	100%	2011	12.3	3,222
Church & Dwight Co.	Office	New Jersey	12/23/2013	1	86,500	3.2%	250,086	100%	2012	18.7	5,752
Red Hat	Office	Massachusetts	12/26/2013	1	44,700	1.7%	175,000	100%	2008	10.7	3,180
Secret Service	Office	Florida	1/10/2014	1	29,700	1.1%	78,634	100%	2003	10.3	2,164
Advance Bionics	Office	California	1/15/2014	1	44,000	1.6%	146,385	100%	2008	10.1	3,477
Lonza America, Inc.	Office	Georgia	2/25/2014	1	13,750	0.5%	93,963	100%	2001	11.1	1,488
AT&T	Office	Texas	4/15/2014	1	20,517	0.8%	234,534	100%	1994	11.6	1,474
Arris Enterprises Inc.	Office	California	5/30/2014	1	46,587	1.7%	131,680	100%	1981	9.8	3,674
Express Scripts	Office	Missouri	6/30/2014	1	51,267	1.9%	219,644	100%	2014	9.7	3,896
Office Total / Weighted Average Remaining Lease Term				53	$1,979,541	73.8%	7,900,252	100%		11.1	$147,898

1. See the Definitions section beginning on page 20.

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Q3 2014 SUPPLEMENTAL INFORMATION

Portfolio Summary by Property Type (cont.)
(dollars in thousands, sorted by acquisition date)

					Total	% of Total				Remaining	Annualized
Property	Property		Acquisition	Number of	Purchase	Purchase	Square Feet		Year	Lease Term	Straight Line
Name	Type	State	Date	Properties	Price	Price		Occupancy	Built	(Years)	Rental Revenue[1]
Industrial:
Dr. Pepper/Snapple	Industrial	Illinois	4/5/2012	1	$3,896	0.1%	40,410	100%	2004	9.5	$304
American Tire Distributors	Industrial	Colorado	9/28/2012	1	8,311	0.3%	125,060	100%	2012	9.0	715
Elizabeth Arden	Industrial	Virginia	11/9/2012	1	23,500	0.9%	399,182	100%	1991	9.3	1,840
Toro	Industrial	Iowa	12/17/2012	1	22,470	0.8%	450,139	100%	2012	13.3	1,593
Amazon	Industrial	South Carolina	12/17/2012	1	63,253	2.4%	1,016,110	100%	2012	13.0	4,370
AON	Industrial	Illinois	12/21/2012	1	22,572	0.8%	222,717	100%	2000	8.3	1,574
FedEx	Industrial	Utah	12/27/2012	1	12,750	0.5%	150,300	100%	2012	8.0	906
FedEx	Industrial	North Carolina	3/12/2013	1	2,150	0.1%	32,599	100%	1987	5.2	180
FedEx	Industrial	Oklahoma	4/5/2013	1	2,800	0.1%	24,313	100%	2012	7.9	200
FedEx	Industrial	Idaho	5/20/2013	1	5,170	0.2%	33,394	100%	2006	8.0	370
FedEx	Industrial	Ohio	5/20/2013	1	5,062	0.2%	43,824	100%	2006	8.0	362
FedEx	Industrial	Illinois	6/10/2013	1	2,300	0.1%	38,360	100%	1996	8.8	173
FedEx	Industrial	Missouri	7/2/2013	1	2,359	0.1%	16,097	100%	2012	7.8	172
FedEx	Industrial	Ohio	7/3/2013	1	6,423	0.2%	75,262	100%	2013	8.4	462
FedEx	Industrial	Colorado	7/30/2013	1	6,400	0.2%	54,199	100%	2013	8.7	465
BJ's Wholesale Club	Industrial	New Jersey	7/30/2013	1	48,672	1.8%	633,836	100%	2001	18.9	3,922
Amazon	Industrial	Virginia	7/31/2013	1	81,250	3.0%	1,016,281	100%	2012	13.0	5,236
Amazon	Industrial	Tennessee	7/31/2013	1	69,050	2.6%	1,016,281	100%	2012	13.0	4,666
Trex	Industrial	Nevada	8/16/2013	1	16,100	0.6%	337,500	100%	2007	10.7	1,261
FedEx	Industrial	North Dakota	8/27/2013	1	4,308	0.2%	24,310	100%	2013	8.7	310
American Tire Distributors	Industrial	New York	9/6/2013	1	9,639	0.4%	125,000	100%	2013	8.8	835
Boise Paper Holdings	Industrial	Colorado	9/10/2013	1	18,390	0.7%	393,971	100%	1974	5.8	1,328
FedEx	Industrial	Minnesota	9/16/2013	1	2,508	0.1%	21,662	100%	2013	8.7	183
L-3 Communications	Industrial	Texas	11/25/2013	1	14,050	0.5%	182,630	100%	1988	8.9	1,028
FedEx	Industrial	Arkansas	11/27/2013	1	5,888	0.2%	64,211	100%	2013	8.8	421
American Tire Distributors	Industrial	Nebraska	12/12/2013	1	11,000	0.4%	193,760	100%	1971	8.8	949
Restoration Hardware	Industrial	Maryland	12/18/2013	1	74,100	2.8%	1,194,744	100%	2008	13.4	5,285
McKesson Corporation	Industrial	Virginia	12/18/2013	1	27,700	1.0%	450,163	100%	2013	8.7	1,866
American Tire Distributors	Industrial	Ohio	12/20/2013	1	8,300	0.3%	125,060	100%	2013	10.3	740
FedEx	Industrial	Louisiana	12/20/2013	1	6,680	0.2%	60,335	100%	2010	5.9	511
General Mills	Industrial	Michigan	2/28/2014	1	26,260	1.1%	158,497	100%	2014	9.9	2,179
American Tire Distributors	Industrial	Louisiana	3/31/2014	1	9,324	0.3%	125,000	100%	2014	9.4	818
Energizer Holdings/Exel	Industrial	South Carolina	6/26/2014	1	43,250	1.6%	945,023	100%	2014	9.8	3,025
Avnet	Industrial	Ohio	9/30/2014	1	36,180	1.4%	581,678	100%	2014	12.0	2,629
Industrial Total/Weighted Average Remaining Lease Term				34	$702,068	26.2%	10,371,908	100%		11.6	$50,881

Total/Weighted Average Remaining Lease Term				87	$2,681,609	100%	18,272,160	100%		11.3	$198,779

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 17

Q3 2014 SUPPLEMENTAL INFORMATION

Top Tenant Descriptions

AMAZON
Amazon.com, Inc. is a Seattle, Washington-based internet retailer that offers thousands of goods and services through an online marketplace. The company serves four customer buckets: consumers, sellers, enterprises, and content creators. Revenue is earned from vendor-purchased goods, services, and fees from third-party retailer sales. Service-based revenues are derived from Amazon Web Services, fulfillment, publishing, digital content subscriptions, advertising, and co-branded credit cards.
	Acquisition Dates:	December-12
		July-13
	Square Feet:	3,048,672
	Percent of Total Rental Revenue:	7.2%
	Tenant Credit Rating:[1]	AA-

TESORO
Tesoro refines and markets petroleum products, and provides transporting services. The company operates refineries, as well as a network of retail and refueling stations in the western United States.Tesoro also markets gasoline and diesel fuel to independent marketers and commercial end users. Tesoro is a public company and trades on the New York Stock Exchange under the symbol 'TSO'.
	Acquisition Date:	December-13
	Square Feet:	618,017
	Percent of Total Rental Revenue:	6.9%
	Tenant Credit Rating:[1]	BB+

F5 NETWORKS
F5 Networks, Inc. provides application delivery networking technology that secures and optimizes the delivery of network-based applications. The company sells its products to enterprise customers and service providers through various channels, including distributors, value-added resellers, and system integrators. F5 Networks, Inc. was founded in 1996 and is headquartered in Seattle, Washington.
	Acquisition Date:	April-13
	Square Feet:	299,643
	Percent of Total Rental Revenue:	4.9%
	Tenant Credit Rating:[1]	Not Rated

NOBLE ENERGY
Noble Energy, Inc. is a leading independent energy company engaged in worldwide oil and gas exploration and production. Noble searches for crude oil and natural gas both onshore and offshore, and seeks to acquire exploration rights and conduct exploration activities on an international scale. The company’s activities include geophysical and geological evaluation and exploratory drilling. Properties consist of primary interests in developed and undeveloped crude oil and natural gas leases and concessions. The company also owns natural gas processing plants and natural gas gathering and other crude oil and natural gas-related pipeline systems which are primarily used in the processing and transportation of crude oil, natural gas and NGL (natural gas liquids).
	Acquisition Date:	October-13
	Square Feet:	497,477
	Percent of Total Rental Revenue:	4.0%
	Tenant Credit Rating:[1]	BBB

FEDEX
FedEx Corporation provides a broad portfolio of transportation, e-commerce and business services. The company segregates its operations into four business units: (i) FedEx Express is the world's largest express transportation company; (ii) FedEx Ground is a leading North American provider of small-package ground delivery services; (iii) FedEx Freight is a leading North American provider of less-than-truckload freight services; and (iv) FedEx Services provides the other three segments with sales, marketing, IT, communication and back-office support.
	Acquisition Dates:	Various
	Square Feet:	794,674
	Percent of Total Rental Revenue:	3.5%
	Tenant Credit Rating:[1]	BBB

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 18

Q3 2014 SUPPLEMENTAL INFORMATION

Top Tenant Descriptions (cont.)

HILLSHIRE BRANDS COMPANY
The Hillshire Brands Company is a leader in various meat products sold within the retail and foodservice markets. The company was formerly known as The Sara Lee Corporation, and adopted its current name in June 2012 concurrent with a transformation of its business whereby it spun-off its international coffee and tea business into an independent, publicly traded Dutch company named D.E Master Blenders. Immediately after the spin-off, the company changed its name to The Hillshire Brands Company.
	Acquisition Date:	May-13
	Square Feet:	233,869
	Percent of Total Rental Revenue:	3.1%
	Tenant Credit Rating:[1]	BBB

ALLSTATE INSURANCE
The Allstate Corporation serves as the holding company for Allstate Insurance Company. Allstate’s business is conducted principally through the tenant, Allstate Life Insurance Company, and their affiliates. The company is primarily engaged in the personal property and casualty insurance business and the life insurance, retirement and investment products business. The vast majority of operations are conducted in the United States.
	Acquisition Date:	June-13
	Square Feet:	458,338
	Percent of Total Rental Revenue:	3.0%
	Tenant Credit Rating:[1]	A-

CHURCH & DWIGHT CO.
Church & Dwight Co., Inc. develops, manufactures and markets a broad range of household, personal care and specialty products. The company sells its consumer products under a variety of brands through a broad distribution platform that includes supermarkets, mass merchandisers, wholesale clubs, drugstores, convenience stores, dollar, pet and other specialty stores and websites, all of which sell the products to retail consumers. The company also sells specialty products to industrial customers and distributors. Among the company’s most recognized brands are: Arm & Hammer; Trojan condoms; XTRA laundry detergent; Oxiclean stain removers; Nair depilatories; First Response home pregnancy kits; Orajel analgesics; and Spinbrush battery-operated toothbrushes.
	Acquisition Date:	December-13
	Square Feet:	250,086
	Percent of Total Rental Revenue:	2.9%
	Tenant Credit Rating:[1]	BBB+

PNC BANK
PNC Bank operates as a diversified financial services company in the United States and internationally. PNC serves corporations, government and not-for-profit entities, middle-market companies, and institutional and retail clients through its branch network, call centers and online banking channels. PNC is headquartered in Pittsburgh, Pennsylvania and the company is listed on the New York Stock Exchange under the ticker symbol 'PNC'.
	Acquisition Date:	March-13
	Square Feet:	441,000
	Percent of Total Rental Revenue:	2.8%
	Tenant Credit Rating:[1]	A

RESTORATION HARDWARE
Restoration Hardware Holdings, Inc. sells furniture and related home goods across multiple channels of distribution, consisting of stores, catalogs and a website. As of August 2, 2014, the company operated 59 galleries, 6 full line design galleries and 3 baby & child galleries, as well as 17 outlet stores throughout the United States and Canada.
	Acquisition Date:	December-13
	Square Feet:	1,194,744
	Percent of Total Rental Revenue:	2.7%
	Tenant Credit Rating:[1]	Not Rated

1. See the Definitions section beginning on page 20.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 19

Q3 2014 SUPPLEMENTAL INFORMATION

Definitions

NON-GAAP FINANCIAL AND OTHER DISCLOSURES

FFO, MFFO and AFFO
For all of these reasons, the Company believes FFO, MFFO, and AFFO,
Funds From Operations (“FFO”) is a non-GAAP financial performance	in addition to net income and cash flows from operating activities, as
measure defined by the National Association of Real Estate	defined by GAAP, are helpful supplemental performance measures
Investment Trusts (“NAREIT”) and widely recognized by investors as	and useful in understanding the various ways in which the Company’s
one measure of operating performance of a real estate company. The	management evaluates the performance of the Company over time.
FFO calculation excludes items such as real estate depreciation and	However, not all REITs calculate FFO, MFFO and AFFO the same way,
amortization. Depreciation and amortization as applied in accordance	so comparisons with other REITs may not be meaningful. FFO, MFFO
with GAAP implicitly assumes that the value of real estate assets	and AFFO should not be considered as alternatives to net income or to
diminishes predictably over time. Since real estate values have	cash flows from operating activities, and are not intended to be used
historically risen or fallen with market conditions, it is management’s	as a liquidity measure indicative of cash flow available to fund the
view, and the Company believes the view of many industry investors,	Company’s cash needs.
that the presentation of operating results for real estate companies
by using the historical cost accounting method alone is insufficient.	MFFO and AFFO may provide investors with a view of the Company’s
The Company computes FFO in accordance with NAREIT’s definition.	future performance and of the sustainability of the Company’s current distributions policy. However, because MFFO and AFFO
The Company uses Modified Funds from Operations (“MFFO”) as a	exclude items that are an important component in an analysis of the
non-GAAP supplemental financial performance measure to evaluate	historical performance of a property, MFFO and AFFO should not be
the operating performance of the Company. MFFO, as defined by the	construed as historic performance measures. None of the Securities
Company, excludes from FFO acquisition related costs that are	and Exchange Commission, NAREIT, or any other regulatory body has
required to be expensed in accordance with GAAP. The Company’s	evaluated the acceptability of the exclusions contemplated to adjust
management believes that excluding these costs from FFO provides	FFO in order to calculate MFFO and AFFO and their use as non-GAAP
investors with supplemental performance information that is	financial performance measures.
consistent with the performance models and analysis used by
management, and provides investors a view of the performance of the	EBITDA
Company’s portfolio over time.	EBITDA as disclosed represents earnings before interest, taxes, depreciation and amortization, modified to include other adjustments
In addition to FFO and MFFO, the Company uses Adjusted Funds from	to GAAP net income for acquisition related expenses which are
Operations (“AFFO”) as a non-GAAP supplemental financial	considered non-recurring. The Company excludes these items from
performance measure to evaluate the operating performance of the	EBITDA as they are not the primary drivers in the Company’s decision
Company. AFFO, as defined by the Company, excludes from MFFO	making process. In addition, the Company’s assessment of the
items such as straight-line rental revenue and certain charges such as	Company’s operations is focused on long-term sustainability and not
amortization of intangibles. The Company’s management believes	on such non-cash items, which may cause short term fluctuations in
that excluding these costs from MFFO provides investors with	net income but have no impact on cash flows. The Company believes
supplemental performance information that is consistent with the	that EBITDA is a useful supplemental measure to investors for
performance models and analysis used by management, and provides	assessing the performance of the Company’s business segments,
investors a view of the performance of the Company’s portfolio over	although it does not represent net income that is computed in
time, including after the Company ceases to acquire properties on a	accordance with GAAP. Therefore, EBITDA should not be considered
frequent and regular basis. AFFO also allows for a comparison of the	as an alternative to net income or as an indicator of the Company’s
performance of the Company’s operations with traded REITs that are	financial performance. The Company uses EBITDA as one measure of
not currently engaging in acquisitions and mergers, as well as a	its operating performance when formulating corporate goals and
comparison of the Company’s performance with that of other non-	evaluating the effectiveness of the Company’s strategies. EBITDA may
traded REITs, as AFFO, or an equivalent measure, is routinely	not be comparable to similarly titled measures of other companies.
reported by traded and non-traded REITs, and the Company believes often used by investors for comparison purposes.

COLE CORPORATE INCOME TRUST, INC. (CCIT) | WWW.COLECAPITAL.COM | 20

Q3 2014 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Annualized Straight-Line Rental Revenue	is a useful measure for evaluating the operating performance of its
Annualized straight-line rental revenue is the sum of the contractual rent	real estate assets and to make decisions about resource allocations.
over the term of the lease, including escalations and free rent,	Further, the Company believes NOI is useful to investors as a
divided by the number of months in the lease term, and annualized.	performance measure because, when compared across periods, NOI
Annualized straight-line rental revenue excludes contingent rental	reflects the impact on operations from trends in occupancy rates,
payments, as applicable, that may be collected from certain tenants	rental rates, operating costs, and acquisition activity on an unleveraged
based on provisions related to sales thresholds and increases in annual	basis, providing perspective not immediately apparent from net
rent based on exceeding certain economic indexes among other items.	income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of
Credit Rating	operations. For example, interest expense is not necessarily linked to
S&P credit rating may reflect the credit rating of the parent company	the operating performance of a real estate asset and is often incurred
or a guarantor. The weighted average credit rating is calculated by	at the corporate level as opposed to the property level. In addition,
purchase price of all S&P rated tenants in the portfolio.	depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the
Net Operating Income	operating level. NOI presented by the Company may not be
Net operating income (“NOI”) is a non-GAAP financial measure equal	comparable to NOI reported by other REITs that define NOI
to net income attributable to the Company, the most directly	differently. The Company believes that in order to facilitate a clear
comparable GAAP financial measure, plus corporate general and	understanding of its operating results, NOI should be examined in
administrative expense, acquisition, and transaction costs,	conjunction with net income as presented in the Company’s
depreciation and amortization and interest expense, and interest and	consolidated financial statements. NOI should not be considered as an
other income. The Company uses NOI internally as a performance	alternative to net income as an indication of the Company’s
measure and believes NOI provides useful information to investors	performance or to cash flows as a measure of the Company’s liquidity
regarding the Company’s financial condition and results of operations	or ability to make distributions.
because it reflects only those income and expense items that are incurred at the property level. Therefore, the Company believes NOI